UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2020 adomani, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38078	46-0774222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1215 Graphite Drive

Corona, California 92881

(Address of principal executive offices) (Zip Code)

(951) 407-9860

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	ADOM	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☒

Item 1.01	Entry Into Material Definitive Agreement.

On December 2, 2020, ADOMANI, Inc. (the “Company”) entered into Exchange Agreements (the “Exchange Agreements”) with the holders (collectively, the “Holders”) of outstanding warrants of the Company to purchase 5,499,997 shares of the Company’s common stock, $0.00001 par value per share (“Common Stock”) issued in January 2018 (the “Warrants”).

Pursuant to the Exchange Agreements, the Holders agreed to cancel the Warrants in exchange for the issuance of 27,499,985 shares of Common Stock (the “Exchange”). The closing of the Exchange is expected to occur on December 4, 2020. The shares of Common Stock will be issued in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended.

The foregoing description of the Exchange Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Exchange Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Company issued the shares of Common Stock in exchange for the Warrants in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 8.01	Other Events.

On December 3, 2020, the Company issued a press release announcing the Exchange, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of Exchange Agreement.
99.1	Press Release of ADOMANI, Inc., dated December 3, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOMANI, Inc.

Dated: December 3, 2020	By:	/s/ Michael K. Menerey
Michael K. Menerey
Chief Financial Officer